SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 15, 2004.

                             SAFARI ASSOCIATES INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                      UTAH
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



        0-30215                                                  87-9369569
------------------------                                   ---------------------
(Commission File Number)                                   (IRS Employer Number)


       13 Eastbourne Drive Chestnut Ridge, New York                     10977
------------------------------------------------------------------    ----------
         (Address of Principal Executive Offices)                     (ZIP Code)

                                 (845)425-6484
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.
--------------------------------------------------------

On December 1, 2004, the Board of Directors of Safari Associates Inc.. (the "Company") were advised that the Company's independent accountants, Sanford Feibusch, CPA (Feibusch) is not registered with the Public Company Accounting Oversight Board (PCOAB) ,and he resigned as auditor effective that date.

During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the resignation, the Company has had no disagreements with Feibusch on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

No accountant's report on the financial statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following going concern qualification:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 11 to the financial statements, the Company has negative working capital and a significant accumulated deficit from operations. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 11. These financial statements do not include any adjustments that might result from the outcome of this uncertainty."

On December 15, 2004 the Company's Board of Directors approved, and the Company engaged, Linder & Linder of Dix Hills, New York as the Company's new independent accountants as of that date. During the two most recent fiscal years and through the date hereof, neither the Company nor any one on behalf of the Company has consulted with Linder & Linder regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events required to be disclosed under Items 304(a)(2)(i) and (ii) of Regulation S-B. The resignation of the Company's prior independent accountants was reported in a separate report on Form 8-K, dated December 31, 2004, as amended.

Item 7.01 Financial Statements, Pro-forma Financial Information and Exhibits.
-----------------------------------------------------------------------------

(a)   Financial Statements of Business to be Acquired. Not Applicable.
(b)   Pro-forma Financial Information. Not Required.
(c)   Exhibits. None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Safari Associates Inc.

Dated: February 10, 2005                 By: /s/ Morton Berger
                                             ----------------------------------
                                             Name:  Morton Berger
                                             Title: Chief Financial Officer



                                        2